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                INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
                                Other Information

EXHIBIT 32

                CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
                           THE CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Lottery & Totalizator Systems, Inc. (the "Company") hereby certifies that:

           (i) the Quarterly Report on Form 10-QSB of the Company for the period ended October 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

           (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 19, 2003                       /s/ M. Mark Michalko

                                               M. Mark Michalko
                                               Chief Executive Officer
                                               Acting Chief Financial Officer